                                                                   Exhibit 99.11

[LERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC4


              [SPECIALTY UNDERWRITING & RESIDNETIAL FINANCE LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                NOVEMBER 5, 2004



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

-     WHAT % OF LOANS ELIGIBLE FOR MI HAVE ACTUALLY BEEN INSURED?

ELIGIBLE LOANS INCLUDE ALL FIRST LIENS WITH AN LTV >60% OF THIS SEGMENT OF LOANS, 85.85% HAVE BEEN INSURED BY MI.

-     HOW WERE INSURED LOANS SELECTED TO RECEIVE MI?

LOANS WERE SELECTED BY MGIC AND PMI USING THEIR OWN GUIDELINES WHICH ARE NOT AVAILABLE TO THE PUBLIC.

UNDERWRITING

PLEASE REFER TO ANSWERS FROM PRIOR SURF DEAL. PROCESS IS THE SAME.

-     WHAT % OF THE LOANS WERE SAMPLED FOR: CREDIT, COMPLIANCE, APPRAISAL?

-     HOW IS EACH SAMPLE CHOSEN: ADVERSE? RANDOM? COMBO OF BOTH?

-     WHAT % IS KICKED OUT (BROKEN OUT FOR CREDIT, COMPLIANCE, AND APPRAISAL)?

-     WHAT DUE DILIGENCE FIRM IS USED FOR REUNDERWRITING?

-     WHAT AVM SOFTWARE PACKAGE IS USED FOR VALUATION TESTING?

-     IF HANSEN PRO WAS USED, CAN I GET THE DISTRIBUTION OF HANSEN PRO SCORES?

-     WHEN IS A BPO REQUIRED? DRIVE-BY?

COLLATERAL

-     WHAT'S THE BREAKDOWN OF NORTH VS. SOUTH CALIFORNIA?

SOUTHERN CA: 19.96%
NORTHERN CA: 10.01%

-     I NEED A COMPLETE SET OF STRATS FOR ONLY THE MI LOANS.

SEE ATTACHED.

-     I NEED A COMPLETE SET OF STRATS FOR ONLY THE I/O LOANS.

SEE ATTACHED.

-     I NEED A DTI STRAT AND THE AVERAGE DTI FOR ONLY THE I/O LOANS.

                                      AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
                                      PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     WEIGHTED
RANGE OF             NUMBER OF         BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    AVERAGE
DEBT-TO-INCOME    MORTGAGE LOANS    OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV          DTI
--------------    --------------    ------------    ----------    --------    --------    -----------    --------    --------
25.00 or less                 32    $  7,063,900          4.34%       6.33%        643    $   220,747       79.42%      21.60%
25.01 - 30.00                 31       7,236,048          4.45       6.369         654        233,421       80.34       28.15
30.01 - 35.00                 71      15,170,975          9.32       6.565         643        213,676        79.9        32.6
35.01 - 40.00                128      28,319,031          17.4       6.549         647        221,242       81.27        37.5
40.01 - 45.00                209      51,136,421         31.42       6.524         654        244,672       81.16       42.62
45.01 - 50.00                212      49,878,461         30.65       6.541         656        235,276       82.18       47.61
50.01 - 55.00                 16       3,947,428          2.43       6.321         662        246,714       83.88       51.57
TOTAL:                       699    $162,752,264        100.00%       6.52%        652    $   232,836       81.33%      40.98%

 -      I NEED A DTI STRAT AND THE AVERAGE DTI FOR ALL THE LOANS.

                                      AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
                                      PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     WEIGHTED
RANGE OF             NUMBER OF         BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    AVERAGE
DEBT-TO-INCOME    MORTGAGE LOANS    OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV          DTI
--------------    --------------    ------------    ----------    --------    --------    -----------    --------    --------
25.00 or less                336    $ 44,380,119          5.86%       7.10%        628    $   132,084       79.38%      20.81%
25.01 - 30.00                338      45,000,389          5.94       7.003         636        133,137       78.73       27.65
30.01 - 35.00                586      79,836,282         10.54       7.125         633        136,239       81.77        32.8
35.01 - 40.00                885     124,794,985         16.47       7.116         635        141,011       82.17       37.64
40.01 - 45.00              1,561     226,188,133         29.86       7.141         642        144,900       82.76       42.72
45.01 - 50.00              1,324     202,248,388          26.7       7.082         636        152,756       82.88        47.7
50.01 - 55.00                192      33,865,914          4.47       7.172         625        176,385       83.27       52.16
55.01 - 60.00                  4       1,223,950          0.16       7.058         582        305,988       75.58       55.59
TOTAL:                     5,226    $757,538,161        100.00%       7.11%        637    $   144,956       82.16%      40.43%

-     I NEED AN AVERAGE DTI FOR EACH FICO BUCKET.

                                      AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
RANGE OF FICO                         PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     WEIGHTED
SCORES AT            NUMBER OF         BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    AVERAGE
ORIGINATION       MORTGAGE LOANS    OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV          DTI
--------------    --------------    ------------    ----------    --------    --------    -----------    --------    --------
Not Available                  6    $    564,121          0.07%       8.08%          0    $    94,020       76.09%      31.40%
500 - 519                     36       5,603,140          0.74       7.944         511        155,643       66.05       37.92
520 - 539                    130      17,548,116          2.32       7.678         531        134,986       72.61       39.58
540 - 559                    249      39,994,607          5.28       7.445         549        160,621       77.93       41.12
560 - 579                    363      52,382,981          6.91       7.621         569        144,306       79.23       39.73
580 - 599                    366      59,544,807          7.86        7.54         589        162,691       82.89       39.66
600 - 619                    788     110,285,531         14.56       7.138         609        139,956       84.09       40.09
620 - 639                    843     120,038,459         15.85       7.062         630        142,394        83.5       40.61
640 - 659                    859     122,420,391         16.16       6.993         649        142,515       82.49       40.95
660 - 679                    610      79,320,310         10.47       6.989         669        130,033       83.24       40.62
680 - 699                    379      58,095,920          7.67       6.864         689        153,287       83.07       40.78
700 - 719                    220      34,082,601           4.5       6.689         709        154,921       82.75       40.72
720 - 739                    162      23,694,662          3.13       6.832         730        146,263       83.75       41.31
740 - 759                     96      14,134,380          1.87        6.67         750        147,233       80.79       40.29
760 - 779                     73      11,486,101          1.52       6.627         769        157,344       79.71       37.68
780 - 799                     38       6,913,423          0.91       6.185         787        181,932       78.74       40.83
800 or greater                 8       1,428,610          0.19       6.429         807        178,576       85.04       44.6
TOTAL:                     5,226    $757,538,161        100.00%       7.11%        637    $   144,956       82.16%      40.43%

-     HOW ARE I/O DTI'S CALCULATED (JUST INTEREST PAYMENT, OR P+I PAYMENT)?

I/O DTI'S ARE CALCULATED USING THE INTEREST PAYMENT ONLY.

-     WHAT ARE THE INITIAL AND PERIODIC CAPS FOR I/O ARMS?


                                      AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
INITIAL                               PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     WEIGHTED
PERIODIC             NUMBER OF         BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    AVERAGE
RATE CAP          MORTGAGE LOANS    OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV          DTI
--------------    --------------    ------------    ----------    --------    --------    -----------    --------    --------
1.5                           40    $  9,164,703          5.93%       6.47%        654    $   229,118       82.24%      40.36%
2                             52    $ 13,179,771          8.53%       6.04%        673    $   253,457       81.19%      42.38%
2.99                           2    $    385,520          0.25%       5.24%        611    $   192,760       80.00%      39.73%
3                            553    $127,490,397         82.54%       6.57%        648    $   230,543       81.50%      40.81%
5                             14    $  4,247,850          2.75%       5.94%        677    $   303,418       76.66%      40.24%
TOTAL:                       661    $154,468,241        100.00%       6.50%        651    $   233,689       81.38%      40.90%


                                      AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
SUBSEQUENT                            PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     WEIGHTED
PERIODIC             NUMBER OF         BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    AVERAGE
RATE CAP          MORTGAGE LOANS    OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV          DTI
--------------    --------------    ------------    ----------    --------    --------    -----------    --------    --------
1                            605    $141,825,418         91.82%       6.51%        650    $   234,422       81.31%      40.97%
1.5                           55    $ 12,458,823          8.07%       6.47%        657    $   226,524       82.12%      40.15%
2                              1    $    184,000          0.12%       6.25%        627    $   184,000       80.00%      38.35%
TOTAL:                       661    $154,468,241        100.00%       6.50%        651    $   233,689       81.38%      40.90%

-     WHAT ARE THE TERMS FOR THE I/O LOANS?

                                      AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
ORIGINAL                              PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     WEIGHTED
INTEREST             NUMBER OF         BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    AVERAGE
ONLY PERIOD       MORTGAGE LOANS    OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV          DTI
--------------    --------------    ------------    ----------    --------    --------    -----------    --------    --------
24                           284    $ 66,318,582         40.75%       6.58%        657    $   233,516       81.78%      41.36%
36                            91    $ 21,083,014         12.95%       6.23%        648    $   231,681       80.99%      39.25%
60                           324    $ 75,350,668         46.30%       6.54%        648    $   232,564       81.02%      41.14%
TOTAL:                       699    $162,752,264        100.00%       6.52%        652    $   232,836       81.33%      40.98%

- WHAT % OF THE LOANS HAVE A SILENT SECOND? WHAT IS THE COMBINED LTV AND DTI FOR THESE LOANS?

-     WHAT % OF THE I/O LOANS HAVE A SILENT SECOND? LTV AND DTI?

-     WHAT % OF STATED INCOME BORROWERS ARE SALARIED?

-     WHAT PERCENT OF THE LOANS WERE MADE TO FIRST TIME BORROWERS?

-     WHAT ARE THE TERMS FOR THE BALLOON LOANS?